Harland Clarke Holdings Corp. Business Update March 26, 2012

1 Forward Looking Statements Certain information in this presentation may be considered forward-looking information within the definition of the Private Securities Litigation Reform Act of 1995. This information is based on the Company's current expectations and actual results could vary materially depending on risks and uncertainties that may affect the Company's operations, markets, services, prices and other factors as discussed in filings with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to, general and economic conditions and declines in the industries in which we participate. There is no assurance that the Company's expectations will be realized. All forward looking statements speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. The Company assumes no obligation to update any forward-looking information contained in this presentation.

2 Agenda I. Harland Clarke Holdings Corp. Overview Chuck Dawson Chief Executive Officer III. Financial Overview Peter Fera Chief Financial Officer II. Business Segment Overviews Chuck Dawson Chief Executive Officer

Management Presenters 3 Chuck Dawson President and Chief Executive Officer 35+ years of experience in the financial services and security printing industry 19 years with Clarke American / Harland Clarke Former Chief Executive Officer of Rocky Mountain Bank Note; began career at IBM B.A. in Marketing and an MBA from Lamar University Peter Fera Executive Vice President and Chief Financial Officer 18 years of experience with Harland Clarke, Honeywell, and GE in various financial and operational leadership roles Appointed Executive Vice President and Chief Financial Officer in May 2007 Former Chief Financial Officer of Honeywell’s Aircraft Landing Systems business from October 2003 to April 2005 B.A. in Mechanical Engineering from University of Pennsylvania, an M.A. in Mechanical Engineering from MIT and an MBA in Management from MIT's Sloan School of Management

4 I. Harland Clarke Holdings Corp. Overview Chuck Dawson, Chief Executive Officer

2008 Harland Clarke Holdings Corp. Evolution 5 Adjusted Revenue (1) $ 1,798 Adj. EBITDA (2) $ 456 Margin 25% FI Checks (% of business) 55% Adjusted Revenue (1) $ 1,732 Adj. EBITDA (2) $ 498 Margin 29% FI Checks (% of business) 44% Adjusted Revenue (1) $624 Adj. EBITDA (2) $148 Margin 24% FI Checks (% of business) 84% 5 2006 2012 P (1) Revenue is adjusted to add back acquisition accounting fair value adjustments; 2012 P includes Faneuil projections as if acquisition occurred January 1, 2012 (2) Operating income plus depreciation and amortization, plus adjustments for non-cash asset impairment charges, restructuring charges, gains / losses on contingent consideration and deferred purchase price compensation related to acquisitions, a one-time non-cash charge related to a change in revenue recognition, non-cash fair value adjustments related to acquisitions and the difference between billed and recognized revenues for acquired software businesses, less the impact on Adj. EBITDA from the GlobalScholar and Spectrum K12 acquisitions and the impact of an allocation of costs related to the GlobalScholar and Spectrum K12 acquisitions; 2012 P includes Faneuil projections as if acquisition occurred January 1, 2012

Harland Clarke Holdings Snapshot

HARLAND CLARKE HOLDINGS CORP.

Leading Industry Positions

- **Harland Clarke**: Leading provider of checks and related products, marketing services, customized business and consumer products, and security and fraud solutions
- **Harland Financial Solutions**: Trusted provider of software and services
- **Scantron**: Recognized provider of technology-enabled data management and testing /assessment solutions
- **Faneuil:** Largest outsourcer of toll road management services and award winning business process outsourcing solutions
- ~ $1.7 billion in revenues
- 85% of revenues under long-term contracts

Strong Long-Term Client Relationships

- **Harland Clarke**: 15,000+ financial and commercial institutions; managing customer engagement with 235 million touch points per year.
- **Harland Financial Solutions**: 6,000+ financial institutions; solutions touch 120,000 bank users and approximately 150,000 consumers daily
- **Scantron**: 50,000+ educational and commercial accounts; 80 of top 100 school districts in the US; serves 50 million students annually
- **Faneuil:** Five of the largest toll authorities in the US; managing customer interactions with over 442 million touch points per year

Strong Profit Margins /Robust Cash Flow Generation

- 2012 Adjusted EBITDA[2]: $498 million (29% margin)
- 2012 Cash provided by operating activities: $262 million

2012 P Consolidated Adjusted Revenues [(1)]: $1,732M

Revenue by Business Segment



Faneuil 7%
Scantron 12%
HFS 17%
Harland Clarke 64%

Revenue by Product Line



Business Process Outsourcing 7%
Education & Testing 12%
FI Checks 44%
FI Software 17%
Marketing Services, Transactional Print, Forms, Other 12%
Private Label / Direct Products 8%

(1) Revenue is adjusted to add back acquisition accounting fair value adjustments; 2012 P includes Faneuil projections as if acquisition occurred January 1, 2012

(1) Operating income plus depreciation and amortization, plus adjustments for non-cash asset impairment charges, restructuring charges, gains / losses on contingent consideration and deferred purchase price compensation related to acquisitions, a one-time non-cash charge related to a change in revenue recognition, non-cash fair value adjustments related to acquisitions and the difference between billed and recognized revenues for acquired software businesses, less the impact on Adj. EBITDA from the GlobalScholar and Spectrum K12 acquisitions and the impact of an allocation of costs related to the GlobalScholar and Spectrum K12 acquisitions; 2012 P includes Faneuil projections as if acquisition occurred January 1, 2012

6

Growth of Products Excluding FI Checks

HARLAND CLARKE HOLDINGS CORP.

- Unique business model characterized by industry leadership, diversity of products and services, long-term customer relationships, and technology-enabled solutions
- Leading industry positions in checks, payment processing, data management, testing / assessment and education technology industries
- Balanced business mix among Harland Clarke Holdings' three business units provides an excellent platform to navigate through economic cycles. Significant investment in growth areas (Scantron) to further help mitigate cyclicality
- Diversity of end markets and customers, as well as diversity within each customer

Client Diversity (2011)


Top 20
30%
All Others
70%

Growth of Products Excluding FI Checks


$100
16%
$816
45%
$974
56%
2006
2008
2012 P
Products excl. FI Checks
% Total Revenues

Harland Clarke Holdings is well situated to continue capitalizing on its unique position to drive value for all stakeholders

7

Proven Management Team with Significant Industry Track Record

HARLAND CLARKE HOLDINGS CORP.

Highly Experienced Executive Management Team

- **CHUCK DAWSON – President & Chief Executive Officer**
  Harland Clarke Holdings Corp.
  - 19 years with Clarke American / Harland Clarke and 35+ years of experience in the financial services and security printing industry
- **PETER FERA – Executive Vice President & Chief Financial Officer**
  Harland Clarke Holdings Corp.
  - 18 years of experience with Harland Clarke, Honeywell, and GE in various financial and operational leadership roles
- **DAN SINGLETON – President & Chief Executive Officer**
  Harland Clarke
  - 27-year career in payment solutions industry having held positions at Xerox and Deluxe Checks
- **RAJU SHIVDASANI – President & Chief Executive Officer**
  Harland Financial Solutions
  - 30+ year career in financial services technology having held positions at Fiserv and Citicorp
- **JOHN LAWLER – President**
  Scantron & GlobalScholar
  - Over 24 years of experience in information services, software and publishing services. Senior leadership roles, including global management experience, with Dun & Bradstreet, LexisNexis and Triumph Learning
- **ANNA VAN BUREN – President & Chief Executive Officer**
  Faneuil
  - 30 years of business and leadership experience, including operations of government services, marketing and media companies

Multi-disciplinary expertise

Extensive sales & marketing background / experience

Long tenure / significant industry background

Significant M&A execution and integration track record

Strong public company reporting experience

8

9 II. Business Segment Overviews Chuck Dawson, Chief Executive Officer

Harland Clarke Segment Overview

HARLAND CLARKE HOLDINGS CORP.

Profile

- Comprehensive range of check and related products, marketing services and security solutions
- Trusted partner operating in a highly secure network
- Broad range of vertical industries, including Financial, Retail, Insurance, Healthcare, and Software
- 15,000+ financial and commercial relationships
- Long term contracts with 75% recurring revenue
- Significant cost reductions driven by strong culture of continuous improvement
- Accelerated growth through retail channels, Private Label and Big Box relationships
- Optimized customer-preferred channels

Solutions

- Multi-channel direct and digital marketing solutions
- Transactional print solutions; customizable
- Personal & Business checks and accessories
- Delivery, security and anti-fraud programs
- Card services
- Internet and Contact Center services
- Standard and custom financial forms
- Social and business stationery
- Survey Services

Adjusted Revenue(1)



($ in millions)
$1,290
$1,226
$1,192
$1,136
$1,107
2008
2009
2010
2011
2012 P

Adjusted EBITDA(2) and Margins



($ in millions)
$340
$364
$358
$347
$350
26.4%
29.7%
30.0%
30.5%
31.6%
2008
2009
2010
2011
2012 P
Adj. EBITDA
% Margin

Adjusted EBITDA(2) — Quarterly



($ in millions)
$94
$95
$82
$87
$81
$87
$89
$90
30.3%
30.8%
28.3%
30.6%
29.0%
30.7%
31.4%
30.9%
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Adj. EBITDA
% Margin

HARLAND CLARKE®

(1) Revenue is adjusted to add back acquisition accounting fair value adjustments

(2) Segment operating income plus depreciation and amortization plus adjustments for non-cash asset impairment charges, restructuring charges, gains / losses on contingent consideration related to acquisitions and non-cash fair value adjustments related to acquisitions

10

Harland Clarke Check Unit Trends 11 11  Financial Institution check unit declines in the fourth quarter of 2011 and the second half of 2011 showed an improvement in the rate of check unit decline as compared to first half of 2011 and full year 2010  Non-Financial Institution check units increased in 2011 and February Year-to-date as compared to full year 2010 Financial Institution Channel Non-Financial Institution Channel Unit Trends(1) Unit Trends (1) Same store units; exclude impact from new clients, lost clients and material conversions from existing clients as a result of bank acquisition and other activities  Large financial institutions  Community banks  Brokerage firms  Big box retailers  Small business software providers  Direct selling associations -1.4% 0.2% 2.7% 2.9% 2010 1H 2011 2H 2011 YTD 2012 -10.1% -9.0% -5.0 -1.0% 2010 1H 1 2 YTD 2012

Growth Platforms

	2012 P Revenue	2009 – 2012P CAGR
Transactional Print & Commercial Forms ▪ Multi-year print technology upgrade enabling cost reduction and aggressive expansion into non-check products; includes commercial forms and transactional print (personalized statements, invoices, customer communications)	$ 80M	2.8%
Marketing Services ▪ Multi channel integrated marketing capabilities (e.g., database and e-mail marketing, advanced strategy and analytics, content generation, educational services, online surveys, mystery shopping, contact center services)	$ 98M	17.9%
Private Label ▪ Leverage relationships with large Big Box retailers (e.g., web-based customizable stationery business), small business software providers and direct selling associations	$ 104M	6.2%
Security Services ▪ Expand security and compliance products and services	$ 97M	23.6%

12

Harland Financial Solutions Overview

HARLAND CLARKE HOLDINGS CORP.™

Profile

- Trusted supplier of software and services to 6,000+ financial institutions
- 80% recurring revenue
- Successful integration of 11 acquired companies
- Maximized cross-sell of core and point solutions to existing clients
- Expanded margins through cost reduction efforts
- Extension of development and technical capabilities through India Development Center

Solutions

- Enterprise/Core Systems
- Lending & Compliance
- Risk Management
- Electronic Payments
- Branch Automation & Marketing
- Self-Service

Adjusted Revenue(1)



($ in millions)
$295
$279
$283
$289
$297
2008
2009
2010
2011
2012 P

Adjusted EBITDA(2) and Margins



($ in millions)
$76
$78
$81
$89
$100
25.8%
28.0%
28.6%
30.8%
33.7%
2008
2009
2010
2011
2012 P
Adj. EBITDA
% Margin

Adjusted EBITDA(2) — Quarterly



($ in millions)
$19
$19
$21
$21
$21
$25
$20
$23
27.6%
27.2%
30.2%
29.6%
29.3%
32.9%
27.8%
33.8%
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Adj. EBITDA
% Margin

HARLAND FINANCIAL SOLUTIONS

(1) Revenue is adjusted to add back acquisition accounting fair value adjustments

(2) Segment operating income plus depreciation and amortization plus adjustments for non-cash asset impairment charges, restructuring charges, gains / losses on contingent consideration and deferred purchase price compensation related to acquisitions, a one-time non-cash charge related to a change in revenue recognition, the difference between billed and recognized revenues for acquired software businesses and non-cash fair value adjustments related to acquisitions

13

Harland Financial Solutions Growth Platforms Phoenix EFE  Expand cross-sales of specialized solutions to core customers, building upon expertise; add scale as well as large and global bank capabilities Self-service  Expand Cavion internet, business, voice, and mobile banking growth  Expand uBanking account opening, aggregation, switching, and payments growth Lending & Compliance  Develop SaaS lending solution; leverage compliance strength in increasing regulatory environment Encore Branch Automation  Increase market share/scale through Encore! expansion; leverage integration of self-service solutions Payments  Expand solutions for payment applications (e.g., Bill Pay, P2P, ACH) 14 14 Harland Financial Solutions is well positioned to deliver best in class integration of point solutions with a modern architecture core platform. 2009 – 2012P CAGR 8.3% 19.3% 5.2% 12.6% 19.4%

Scantron Education and Commercial Business Overview

HARLAND CLARKE HOLDINGS CORP.

Profile

- Defined the market for accurate and reliable capture of student performance data.
- Strong brand recognition
- Innovative data solutions
- Stable, high margin business
- Serve 80 of the largest 100 school districts in the United States, as well as 70 countries
- Recognized expertise in managed network services

Solutions

- Scanners and Forms
- Testing, Survey and Data Collection Services
- Technology Management Services
- Assessment Solutions for Education
- Medical Device Tracking
- Safety Market Solutions

Adjusted Revenue(1)



($ in millions)
$213
$208
$203
$190
$172
2008
2009
2010
2011
2012 P

Adjusted EBITDA(2) and Margins



($ in millions)
$56
$64
$63
$53
$52
26.3%
30.8%
31.0%
27.9%
30.2%
2008
2009
2010
2011
2012 P
Adj. EBITDA
% Margin

Adjusted EBITDA(2) — Quarterly



($ in millions)
$17
$14
$17
$16
$14
$10
$16
$12
33.3%
28.6%
31.5%
31.4%
25.0%
20.0%
29.6%
23.5%
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Adj. EBITDA
% Margin

SCANTRON

(1) Segment revenue less revenues from acquired software businesses, adjusted to add back acquisition accounting fair value adjustments
(2) Segment operating income plus depreciation and amortization plus adjustments for non-cash asset impairment charges, restructuring charges, gains / losses on contingent consideration and non-cash fair value adjustments related to acquisitions, less the impact on Adj. EBITDA from the GlobalScholar and Spectrum K12 acquisitions and the impact of an allocation of costs related to the GlobalScholar and Spectrum K12 acquisitions

15

GlobalScholar and Spectrum K12 Acquisitions Overview

HARLAND CLARKE HOLDINGS CORP.

Profile

- Recent strategic acquisitions of Spectrum K12 and GlobalScholar add comprehensive web capabilities
- Solutions empower educators, parents and students throughout the entire learning lifecycle
- Well positioned to take advantage of web-based growth in education
- Partnering with some of the most progressive and innovative school systems in America
- Investing in growth:
  - ✓ In experienced education & technology leadership
  - ✓ In current technology and future platforms
  - ✓ In creating operational excellence in key business processes (to reach standard of other HCHC businesses)

Solutions

Web Based Education Solutions:

- Standards Based Gradebook, Curriculum, Content and Assessments
- Professional Development
- On Line Tutoring
- Response to Intervention
- Special Education

Adjusted Revenue[1]



($ in millions)
$3
$20
$31
2010
2011
2012 P

Adjusted EBITDA[2] and Margins



($ in millions)
$0.3
$(18.3)
$(17.8)
2010
2011
2012 P

Adjusted EBITDA[2] — Quarterly



($ in millions)
$0.2
$0.1
$(6.1)
$(2.6)
$(3.2)
$(6.4)
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11

SCANTRON®

(1) Revenue is adjusted to add back acquisition accounting fair value adjustments

(2) Operating income plus depreciation and amortization plus adjustments for restructuring charges, gains / losses on contingent consideration, non-cash fair value adjustments related to acquisitions , the difference between billed and recognized revenues for acquired software businesses and the impact of an allocation of costs related to the GlobalScholar and Spectrum K12 acquisitions

16

Education Platforms

HARLAND CLARKE HOLDINGS CORP.™

	2012 P Revenues
Data Solutions	$ 85M
▪ Broad offering of standard and custom print products ▪ Investment in digital print technology to address further customer needs for non-scannable printing ▪ Expansion into new growth markets, domestically and internationally (e.g. voting systems) ▪ Expanded modes of data capture (web: Safety*Capture*™ onDemand; mobile, handheld) and value-add through reporting and analytics	
Education Technology	$ 49M
▪ End-to-end education technology solution: – learning management system – computer adaptive, formative assessments – teacher effectiveness – supporting needs for Response to Intervention and Individualized Education Plans	
Technology Services	$ 54M
▪ Nationwide service footprint and broad solutions set ▪ Managed network services and managed print offerings for small-to-medium businesses ▪ Multi-vendor capabilities, providing support across major hardware vendors with comprehensive system support	

GlobalScholar® Empowering the world to learn

SCANTRON®

spectrum K12 SCHOOL SOLUTIONS Move Every Child Forward®

Cognition® onDemand.

SafetyCapture onDemand.

HARLAND TECHNOLOGY SERVICES A DIVISION OF SCANTRON

SCANTRON®

17

Faneuil Business Overview 18 18 Adjusted EBITDA(1) and Margins Adjusted EBITDA(1) — Quarterly Profile • Business Process Outsourcing and Managed Services Experts • Leading contact center, violations processing center, operations services provider • Acquired mid-March 2012 for $70 million with cash on hand • Estimated synergies of $4.5 million • Largest outsource provider of toll road management services in the US • Demonstrated consistent growth Solutions • Customer Service • Back Office Toll Operations • Business Intelligence Services • Rapid Deployment • Call Center Service • Violation Enforcement Services ($ in millions) Revenue(1) ($ in millions) ($ in millions) $71 $74 $91 $100 $125 2008 2009 2010 2011 2012 P $5 $6 $9 $9 $11 7.0% 8.1% 9.9% 9.0% 8.8% 2008 2009 2010 2011 2012 P Adj. EBITDA % Margin $1.6 $2.3 $2.6 $2.3 $1.5 $1.9 $2.9 $2.5 7.5% 10.1% 11.2% 9.6% 6.1% 7.9% 11.0% 10.0% Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Adj. EBITDA % Margin (1) 2008-2011 results 2012 P includes Faneuil projections as if acquisition occurred January 1, 2012

19 III. Financial Overview Peter Fera, Chief Financial Officer

Solid, Long-term Historical Performance

HARLAND CLARKE HOLDINGS CORP.

Adjusted Revenue (1)

($ in millions)



$1,798
$1,713
$1,674
$1,634
$1,732
2008
2009
2010
2011
2012 P

- High recurring revenue stream
  - Broad customer base and ~85% of revenues under long-term contract (3-5 years)
- Demonstrated ability to integrate acquisitions
- Diversified revenue base

Adjusted EBITDA(2)

($ in millions)



$457
$493
$487
$474
$498
25.4%
28.8%
29.1%
29.0%
28.8%
2008
2009
2010
2011
2012 P
Adj. EBITDA
% Margin

- Demonstrated track record of margin improvement
- Significant investment in web-based education technology
- Exceeded synergy target of $112.6 million from the John H. Harland acquisition

Cash Flow from Operations

($ in millions)



$201
$205
$273
$240
$262
11.2%
12.0%
16.3%
14.7%
15.1%
2008
2009
2010
2011
2012 P
Operating Cash Flow
% of Revenue

- Strong cash flow generation and conversions
- Low capital expenditures requirements

(1) Revenue is adjusted to add back acquisition accounting fair value adjustments; 2012 P includes Faneuil projections as if acquisition occurred January 1, 2012

(2) Operating income plus depreciation and amortization, plus adjustments for non-cash asset impairment charges, restructuring charges, gains / losses on contingent consideration and deferred purchase price compensation related to acquisitions, a one-time non-cash charge related to a change in revenue recognition, non-cash fair value adjustments related to acquisitions and the difference between billed and recognized revenues for acquired software businesses, less the impact on Adj. EBITDA from the GlobalScholar and Spectrum K12 acquisitions and the impact of an allocation of costs related to the GlobalScholar and Spectrum K12 acquisitions; 2012 P includes Faneuil projections as if acquisition occurred January 1, 2012

20

Review of 2011 Financial Performance Delivered strong financial performance despite continued recession and market environment  Adjusted revenue of $1,634.7 million, down 2.3% vs. 2010 − Solid growth in Scantron web-based revenues (+63.2%), Harland Financial Solutions (+2.2%), Harland Clarke private label checks (+7.5%), and Harland Technology Services (+4.8%) − Decrease primarily due to volume declines for the Harland Clarke and Scantron segments − Rates of decline in check units improved over second half of 2011  Adjusted EBITDA margin of 29.0% in 2011 − Harland Clarke profitability in second half of 2011, up 5.8% as compared to the second half of 2010 − Solid performance at Harland Financial Solutions; profitability in 2011 up 9.8% as compared to 2010  Cash flow from operations of $240.3 million − Strong cash generation − Investment in new packaging and print technology − Significant investment in web-based education technology at the Scantron segment  Spent $134.9 million on acquisitions and $58.6 million (3.6% of revenue) on capital expenditures to expand capabilities and position business for growth opportunities  Upgraded and expanded key service and product offerings 21

Review of 2011 Financial Performance

HARLAND CLARKE HOLDINGS CORP.

	2010	2011
Adj. Revenues[1]		
Harland Clarke	1,191.8	1,136.4
Harland Financial Solutions	282.7	288.8
Scantron	205.8	210.4
Eliminations	(6.4)	(0.9)
Total Adj. Revenues	**1,673.9**	**1,634.7**
Adj. EBITDA[2]		
Harland Clarke	357.8	347.1
Harland Financial Solutions	81.0	88.9
Scantron	63.0	52.8
Corporate	(15.1)	(15.1)
Adj. EBITDA	**486.7**	**473.7**

	2H 2010	2H 2011
Adj. Revenues[1]		
Harland Clarke	574.3	574.3
Harland Financial Solutions	143.3	140.8
Scantron	105.5	104.6
Eliminations	(3.1)	(0.6)
Total Adj. Revenues	**820.0**	**819.1**
Adj. EBITDA[2]		
Harland Clarke	168.9	178.7
Harland Financial Solutions	42.8	42.8
Scantron	32.4	28.0
Corporate	(8.7)	(6.8)
Adj. EBITDA	**235.4**	**242.7**

2011 Consolidated Highlights:

Harland Clarke

- Strong second half performance; Adj. EBITDA up $9.8 million vs. prior year on improved revenues per unit and cost reductions

Harland Financial Solutions

- Full year revenues up $6.1 million and Adj. EBITDA up $7.9 million driven by growth in Self Service and Lending products and cost reductions

Scantron

- Adj. EBITDA down $10.2 million due to a one-time survey solution benefit in 2010 and declines in scanners and forms

(1) Revenue is adjusted to add back acquisition accounting fair value adjustments
(2) Operating income plus depreciation and amortization, plus adjustments for non-cash asset impairment charges, restructuring charges, gains / losses on contingent consideration and deferred purchase price compensation related to acquisitions, a one-time non-cash charge related to a change in revenue recognition, non-cash fair value adjustments related to acquisitions and the difference between billed and recognized revenues for acquired software businesses, less the impact on Adj. EBITDA from the GlobalScholar and Spectrum K12 acquisitions and the impact of an allocation of costs related to the GlobalScholar and Spectrum K12 acquisitions

22

Segment Financial Performance (2010 - 2011)

HARLAND CLARKE HOLDINGS CORP.


Adjusted Revenues(1)
Adjusted EBITDA(2) (% margin)
Harland Clarke
$310 $308 $290 $284 $279 $283 $283 $291
Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11
$94 $95 $82 $87 $81 $87 $89 $90
30.3% 30.8% 28.3% 30.6% 29.0% 30.7% 31.4% 30.9%
Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11
Harland Financial Solutions
$69 $70 $71 $72 $72 $76 $73 $67
Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11
$19 $19 $21 $21 $21 $25 $20 $23
27.6% 27.2% 30.2% 29.6% 29.3% 32.9% 27.8% 33.8%
Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11
Scantron
$51 $49 $54 $51 $56 $50 $54 $51
Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11
$17 $14 $17 $16 $14 $10 $16 $12
33.3% 28.6% 31.5% 31.4% 25.0% 20.0% 29.6% 23.5%
Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11

(1) Revenue is adjusted to add back acquisition accounting fair value adjustments

(2) Operating income plus depreciation and amortization, plus adjustments for non-cash asset impairment charges, restructuring charges, gains / losses on contingent consideration and deferred purchase price compensation related to acquisitions, a one-time non-cash charge related to a change in revenue recognition, non-cash fair value adjustments related to acquisitions and the difference between billed and recognized revenues for acquired software businesses, less the impact on Adj. EBITDA from the GlobalScholar and Spectrum K12 acquisitions and the impact of an allocation of costs related to the GlobalScholar and Spectrum K12 acquisitions

23

Cash Projections 24 Key Cash Characteristics:  Historical strong cash generation  Low working capital requirements  High EBITDA margin businesses  Low reinvestment rate (1) 2012 P includes Faneuil projections as if acquisition occurred January 1, 2012 2010 2011 2012 P(1) Cash provided by operating activities 273$ 240$ 262$ Capital Expenditures 39$ 59$ 55$ Operating cash flow less capex 234$ 181$ 207$

25

26 Appendix

Harland Clarke Holdings Corp.
Adjusted EBITDA Reconciliations

HARLAND CLARKE HOLDINGS CORP.™

	2008	2009	2010	2011
Operating income	**264.8**	**250.3**	**296.7**	**158.4**
Depreciation and amortization	164.6	162.1	157.9	164.3
Other income (expense)	(0.4)	0.1	0.1	-
EBITDA	**429.0**	**412.5**	**454.7**	**322.7**
Adjustments:				
Asset impairment charges	2.4	44.4	3.7	111.6
Restructuring costs	14.6	32.5	22.3	12.6
Acquisition related deferred purchase price compensation	8.1	3.5	1.1	-
Acquisition related (gain) loss on contingent consideration	-	-	0.3	(24.3)
One-time, non-cash charge; change in revenue recognition	-	-	-	1.6
Impact of acquisition accounting adjustments	3.0	0.4	2.7	17.6
Impact from investments in acquired businesses	-	-	1.9	25.5
Allocation of costs related to acquired businesses	-	-	-	3.4
Reconciliation to billed revenues	-	-	-	3.0
Adjusted EBITDA	**457.1**	**493.3**	**486.7**	**473.7**

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011
Operating income (loss)	**83.2**	**76.1**	**69.2**	**68.2**	**61.9**	**64.9**	**87.6**	**(56.0)**
Depreciation and amortization	40.3	39.5	38.7	39.4	40.4	40.6	41.0	42.3
Other income	-	0.1	-	-	-	-	-	-
EBITDA	**123.5**	**115.7**	**107.9**	**107.6**	**102.3**	**105.5**	**128.6**	**(13.7)**
Adjustments:								
Asset impairment charges	-	0.6	1.9	1.2	1.3	1.0	0.1	109.2
Restructuring costs	3.2	7.0	5.0	7.1	2.3	3.7	2.3	4.3
Acquisition related deferred purchase price compensation	0.4	0.4	0.3	-	-	-	-	-
Acquisition related (gain) loss on contingent consideration	-	(0.1)	0.3	0.1	(2.7)	(2.4)	(19.5)	0.3
One-time, non-cash charge; change in revenue recognition	-	-	-	-	-	-	-	1.6
Impact of acquisition accounting adjustments	0.4	0.2	1.0	1.1	3.2	2.8	1.7	9.9
Impact from investments in acquired businesses	-	-	0.3	1.6	6.3	5.9	7.1	6.2
Allocation of costs related to acquired businesses	-	-	-	-	0.6	0.7	1.0	1.1
Reconciliation to billed revenues	-	-	-	-	(0.3)	0.8	0.3	2.2
Adjusted EBITDA	**127.5**	**123.8**	**116.7**	**118.7**	**113.0**	**118.0**	**121.6**	**121.1**

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Harland Clarke Adjusted EBITDA Reconciliations 28 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Operating income 65.6 66.3 51.0 55.1 55.8 63.8 65.8 56.5 Depreciation and amortization 26.8 25.9 25.0 25.5 22.9 23.0 22.9 24.4 EBITDA 92.4 92.2 76.0 80.6 78.7 86.8 88.7 80.9 Adjustments: Asset impairment charges - 0.6 1.9 1.2 0.4 - 0.1 0.1 Restructuring costs 1.7 1.6 4.2 4.8 2.6 0.7 0.4 4.0 Acquisition related (gain) loss on contingent consideration - (0.1) 0.1 - (0.7) (0.1) - - Impact of acquisition accounting adjustments 0.3 0.2 0.1 - - - - 4.5 Adjusted EBITDA 94.4 94.5 82.3 86.6 81.0 87.4 89.2 89.5 2008 2009 2010 2011 Operating income 217.1 195.8 238.0 241.9 Depreciation and amortization 112.6 109.3 103.2 93.2 EBITDA 329.7 305.1 341.2 335.1 Adjustments: Asset impairment charges 2.4 33.6 3.7 0.6 Restructuring costs 8.3 25.7 12.3 7.7 Acquisition related (gain) loss on contingent consideration - - - (0.8) Impact of acquisition accounting adjustments - - 0.6 4.5 Adjusted EBITDA 340.4 364.4 357.8 347.1

Harland Financial Solutions Adjusted EBITDA Reconciliations 29 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Operating income 11.4 11.4 13.8 12.0 14.0 18.2 13.2 8.5 Depreciation and amortization 7.1 7.1 7.1 7.2 6.6 6.5 6.8 7.2 EBITDA 18.5 18.5 20.9 19.2 20.6 24.7 20.0 15.7 Adjustments: Restructuring costs 0.2 0.2 0.2 2.2 - 0.3 - 0.1 Acquisition related deferred purchase price compensation 0.4 0.4 0.3 - - - - - Acquisition related (gain) loss on contingent consideration - - - - 0.6 (1.3) (0.3) 0.3 One-time, non-cash charge - - - - - - - 1.6 Impact of acquisition accounting adjustments - - - - 0.3 0.4 0.2 2.7 Reconciliation to billed revenues - - - - (0.3) 0.8 0.3 2.2 Adjusted EBITDA 19.1 19.1 21.4 21.4 21.2 24.9 20.2 22.6 2008 2009 2010 2011 Operating income 34.1 32.8 48.6 53.9 Depreciation and amortization 28.7 26.9 28.5 27.1 EBITDA 62.8 59.7 77.1 81.0 Adjustments: Asset impairment charges - 10.6 - - Re tructur ng costs 3.9 3.8 2.8 0.4 Acquisition related deferred purchase price compensation 8.1 3.5 1.1 - Acquisition related (gain) loss on contingent consideration - - - (0.7) One-time, non-cash charge - - - 1.6 Impact of acquisition accounting adjustments 1.4 0.1 - 3.6 Reconciliation to billed revenues - - - 3.0 Adjusted EBITDA 76.2 77.7 81.0 88.9

Scantron Education and Commercial Business Adjusted EBITDA Reconciliations 30 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Operating income 9.3 1.8 7.9 6.3 (4.3) (12.4) 12.1 (117.7) Depreciation and amortization 6.4 6.5 6.6 6.7 10.9 11.1 11.3 10.7 EBITDA 15.7 8.3 14.5 13.0 6.6 (1.3) 23.4 (107.0) Adjustments: Asset impairment charges - - - - 0.9 1.0 - 109.1 Restructuring costs 1.3 5.2 0.6 0.1 (0.3) 2.7 1.9 0.2 Acquisition related (gain) loss on contingent consideration - - 0.2 0.1 (2.6) (1.0) (19.2) - Impact of acquisition accounting adjustments 0.1 - 0.9 1.1 2.9 2.4 1.5 2.7 Impact from investments in acquired businesses - - 0.3 1.6 6.3 5.9 7.1 6.2 Allocation of costs related to acquired businesses - - - - 0.6 0.7 1.0 1.1 Adjusted EBITDA 17.1 13.5 16.5 15.9 14.4 10.4 15.7 12.3 2008 2009 2010 2011 Operating income 28.4 34.5 25.3 (122.3) Depreciation and amortization 23.3 25.9 26.2 44.0 EBITDA 51.7 60.4 51.5 (78.3) Adjustments: As et impairment charges - 0.2 - 111.0 Restructuring costs 2.4 3.0 7.2 4.5 Acquisition related (gain) loss on contingent consideration - - 0.3 (22.8) Impact of acquisition accounting adjustments 1.6 0.3 2.1 9.5 Impact from investments in acquired businesses - - 1.9 25.5 l location of costs related to acquired businesses - - - 3.4 djusted EBITDA 55.7 63.9 63.0 52.8

GlobalScholar and Spectrum K12 Acquisitions Adjusted EBITDA Reconciliations 31 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Operating loss - - (1.5) (2.9) (13.7) (13.6) (14.9) (12.7) Depreciation and amortization - - 0.1 0.1 4.5 4.8 4.8 4.5 EBITDA - - (1.4) (2.8) (9.2) (8.8) (10.1) (8.2) Adjustments: Restructuring costs - - - - 0.3 0.7 1.5 - Acquisition related (gain) loss on contingent consideration - - 0.2 0.3 (0.3) (0.2) - - Impact of acquisition accounting adjustments - - 0.9 0.9 2.9 2.4 1.5 2.0 Allocation of costs related to acquired businesses - - - - (0.6) (0.7) (1.0) (1.1) Reconciliation to billed revenues - - 0.5 1.7 0.8 4.0 4.9 0.9 Adjusted EBITDA - - 0.2 0.1 (6.1) (2.6) (3.2) (6.4) 2010 2011 Operating loss (4.4) (54.9) Depreciation and amortization 0.2 18.6 EBITDA (4.2) (36.3) Adjustments: Restructuring costs - 2.5 Acquisition related (gain) loss on contingent consideration 0.5 (0.5) Impact of acquisition accounting adjustments 1.8 8.8 Allocation of costs related to acquired businesses - (3.4) Reconciliation to billed revenues 2.2 10.6 Adjusted EBITDA 0.3 (18.3)

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